Exhibit 10.3

[FORM OF]
BASIC ENERGY SERVICES, INC.
NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK AWARD

Subject to the terms and conditions of this Notice of Restricted Stock Award (this "Notice"), the Restricted Stock Award Agreement attached hereto (the "Award Agreement"), and the Basic Energy Services, Inc. Non-Employee Director Incentive Plan (the "Plan"), the below individual (the "Participant") is hereby granted the below number of Shares of Restricted Stock (the "Covered Shares") in Basic Energy Services, Inc., a Delaware corporation (the "Company"). Unless otherwise specifically indicated, all terms used in this Notice shall have the meaning as set forth in the Award Agreement or the Plan.

Identifying Information:

Participant Name	Date of Grant:
and Address:	Number of Covered Shares:
Vesting Commencement Date:

Vesting Schedule:
Subject to the Participant's continuous service with the Company as a Non-Employee Director and the terms of this Notice, the Award Agreement and the Plan, the Covered Shares shall vest over a one-year period in accordance with the following vesting schedule (the "Vesting Schedule"):

Vesting Date	Nonforfeitable Percentage
1st anniversary of the Vesting Commencement Date	100% shall vest

Notwithstanding the foregoing, the Covered Shares shall automatically become fully vested immediately prior to consummation of a Change of Control of the Company.
Representations of the Participant:
The Participant has reviewed this Notice, the Award Agreement and the Plan in their entirety, has had an opportunity to have such reviewed by his or her legal and tax advisers, and hereby attests that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates. The Participant represents to the Company that he or she is familiar with the terms of this Notice, the Award Agreement and the Plan, and hereby accepts the Covered Shares subject to all of its terms. The electronic delivery provisions of Section 14 of the Award Agreement are fully incorporated into this Notice by reference. The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Award Agreement and the Plan shall be solely resolved by the Board.

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Exhibit 10.3

IN WITNESS WHEREOF, the Company and the Participant have executed this Notice of Restricted Stock Award as of the dates set forth below.

PARTICIPANT                    BASIC ENERGY SERVICES, INC.

_________________________________        _________________________________
Name: ___________________________        By: ______________________________
Date: ___________________________        Title: _____________________________
Date: _____________________________

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Exhibit 10.3

BASIC ENERGY SERVICES, INC.
NON-EMPLOYEE DIRECTOR INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT

Subject to the terms and conditions of the Notice of Restricted Stock Award (the "Notice"), this Restricted Stock Award Agreement (this "Award Agreement"), and the Basic Energy Services, Inc. Non-Employee Director Incentive Plan (the "Plan"), Basic Energy Services, Inc., a Delaware corporation (the "Company"), hereby grants the individual set forth in the Notice (the "Participant") the number of Shares of Restricted Stock (the "Covered Shares") set forth in the Notice. Unless otherwise specifically indicated, all terms used in this Award Agreement shall have the meaning as set forth in the Notice or the Plan.

1.Purchase Price Per Share. If the Covered Shares are subject to a purchase price, as set forth in the Notice, the Participant shall have the right to purchase such Covered Shares at the specified purchase price in accordance with such procedures as may be established by the Board from time to time.
2.    Vesting Schedule and Risk of Forfeiture.
(a)    Vesting Schedule. Subject to the Participant's continuous service with the Company as a Non-Employee Director and any other limitations set forth in the Notice, this Award Agreement or the Plan, the Covered Shares shall vest in accordance with the Vesting Schedule set forth in the Notice.
(b)    Risk of Forfeiture. The Covered Shares shall be subject to a risk of forfeiture until such time the risk of forfeiture lapses in accordance with the Vesting Schedule. All or any portion of the Covered Shares subject to a risk of forfeiture shall automatically be forfeited and immediately returned to the Company if the Participant's continuous service with the Company as a Non-Employee Director is interrupted or terminated for any reason other than as permitted under the Plan.

3.    Transfer Restrictions. The Covered Shares issued to the Participant hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Participant (other than by will or by the laws of descent or distribution) prior to the date when the Covered Shares become vested pursuant to the Vesting Schedule. Any attempt to transfer Covered Shares in violation of this Section 3 shall be null and void and shall be disregarded. The terms of this Award Agreement and the Plan shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.
4.    Delivery and Restrictive Legends.
(a)    The Covered Shares shall be maintained in book entry form (which may include electronic book entry).

Exhibit 10.3

(b)    Any book entry shares or electronic book entry shares representing the Covered Shares shall be issued to the Participant pursuant to the terms of the Plan as of the Date of Grant and shall be marked with the following legend notation, to the extent administratively practicable:

“The shares represented by this certificate have been issued pursuant to the terms of the Basic Energy Services, Inc. Non-Employee Director Incentive Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as set forth in the terms of such Plan or the Award Agreement dated effective [_____, ____].”

(c)    Upon the vesting of the Covered Shares, the Company shall deliver such Shares, either through book entry accounts held by, or in the name of, the Participant or cause to be issued a certificate or certificates representing the number of Shares issued, registered in the name of the Participant, without the legend set forth in Section 4(b) above.

5.    Additional Securities. Any securities or cash received as the result of an adjustment provided for in Section 11(a) of the Plan (the "Additional Securities") shall be retained by the Company in the same manner and subject to the same conditions and restrictions as the Covered Shares with respect to which they were issued, including the Vesting Schedule. If the Additional Securities consist of a convertible security, the Participant may exercise any conversion right, and any securities so acquired shall constitute Additional Securities.
6.    Dividends. The Company shall disburse to the Participant all regular cash dividends, if any, with respect to the Shares and Additional Securities, whether vested or otherwise on the same payment date dividends are disbursed to other stockholders of the Company. Such cash dividends shall be fully vested on the date the dividends are disbursed and shall not be subject to the Vesting Schedule. Dividends applicable to the Covered Shares or Additional Securities payable in Shares, if any, shall be subject to the same Vesting Schedule and other restrictions as the underlying Shares or Additional Securities and shall be delivered at the time the Shares or Additional Shares become vested.
7.    Taxes. The Participant hereby acknowledges and understands that he or she may suffer adverse tax consequences as a result of the Participant's receipt of (or purchase of), vesting in, or disposition of, the Covered Shares.
(a)    Representations. The Participant has reviewed with his or her own tax advisors the tax consequences of this Award Agreement and the Covered Shares granted hereunder, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant hereby acknowledges and understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of his or her receiving this Award Agreement and the Covered Shares granted hereunder.
(b)    Section 83(b) Election. The Participant hereby acknowledges that he or she has been informed that if he or she makes a timely election (the "Election") pursuant to Section 83

Exhibit 10.3

(b) of the Code to be taxed currently on any difference between the Fair Market Value of the Covered Shares and any purchase price paid, this will result in a recognition of taxable income to the Participant on the date the Covered Shares were granted. Absent such an Election, taxable income will be measured and recognized by the Participant at the time or times on which the Covered Shares become vested. The Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the Covered Shares granted pursuant to the Plan and this Award Agreement, and the advisability of filing the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit A.
THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S OR ANY AFFILIATE TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY, AFFILIATE OR THEIR REPRESENTATIVE TO MAKE THIS FILING ON THE PARTICIPANT'S BEHALF.
8.    Legality of Initial Issuance. No Shares shall be issued in accordance with Section 4 of this Award Agreement unless and until the Board has determined that: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed has been satisfied; and (iii) any other applicable provision of state or U.S. federal law or other Applicable Law has been satisfied.
9.    Notice. Any notice required by the terms of the Notice, this Award Agreement and the Plan shall be given (i) in writing addressed to the Company at its principal executive office and will be deemed effective upon actual receipt when delivered by personal delivery or by registered or certified mail, with postage and fees prepaid, or (ii) by electronic transmission to the Company’s e-mail address of the Company’s Vice President of Human Resources and will be deemed effective upon actual receipt. Any notification required by the terms of the Notice, this Award Agreement and the Plan will be given by the Company (x) in writing addressed to the address that the Participant most recently provided to the Company and will be deemed effective upon personal delivery or within three (3) days of deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, or (y) by facsimile or electronic transmission to the Participant’s primary work fax number or e-mail address (as applicable) and will be deemed effective upon confirmation of receipt by the sender of such transmission.
10.    Successors and Assigns. Except as provided herein to the contrary, the Notice, this Award Agreement and the Plan shall be binding upon and inure to the benefit of the parties to the Notice and this Award Agreement, their respective successors and permitted assigns.
11.    No Assignment. Except as otherwise provided in the Notice and this Award Agreement, the Participant shall not assign any of his or her rights under the Notice or this Award Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under the

Exhibit 10.3

Notice or this Award Agreement, but no such assignment shall release the Company of its obligations pursuant to the Notice or this Award Agreement.
12.    Construction; Severability. The captions used in the Notice and this Award Agreement are inserted for convenience and shall not be deemed to be a part of the Covered Shares for construction or interpretation. Except where otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise. The validity, legality or enforceability of the remainder of the Notice and this Award Agreement shall not be affected even if one or more of the provisions of the Notice and this Award Agreement shall be held to be invalid, illegal or unenforceable in any respect.
13.    Counterparts. The Notice and this Award Agreement may be executed in any number of counterparts, any of which may be executed by the Participant and the Company by means of electronic or digital signatures, which shall have the same force and effect as manual signatures. Counterparts may be transmitted by facsimile, manually or electronically, each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.
14.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to any Awards granted under the Plan by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, if applicable. Such on-line or electronic system shall satisfy notification requirements discussed in Section 9.
15.    Entire Agreement; and Amendments. The provisions of the Notice and the Plan are incorporated herein by reference. The Notice, this Award Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and the Participant. Notwithstanding the foregoing or any other provision in the Notice, this Award Agreement or the Plan to the contrary, the Board shall have the right, in its sole discretion, to unilaterally adopt amendments to the Notice, this Award Agreement or the Plan to the minimum extent necessary or appropriate (as determined by the Board in its sole discretion) for the Covered Shares to comply with applicable law.
16.    Venue. The Company, the Participant and the Participant's assignees agree that any suit, action or proceeding arising out of or related to the Notice, this Award Agreement or the Plan shall be brought in the United States District Court for the Southern District of Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a state court in Houston, Texas) and that all parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties

Exhibit 10.3

that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.
17.    Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed to be a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed to be a waiver or relinquishment of such right or power at any other time or times.
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Exhibit 10.3

EXHIBIT A

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Section 1.83-2 of the regulations.

1.    The taxpayer who performed the services is:

Name:	________________________________________
Address:	________________________________________ ________________________________________
Social Security No.:	________________________________________
Taxable Year:	________________________________________

2.    The property with respect to which the election is made is __________ shares of the common stock of Basic Energy Services, Inc. (the "Company").

3.    The property was transferred to the undersigned on _______________.

4.    The property is subject to a forfeiture condition pursuant to which the issuer has the right to acquire the property without compensation to the taxpayer if for any reason taxpayer's service with the issuer is terminated. The forfeiture condition lapses in a series of installments depending on certain conditions set forth in an Award Agreement.

5.    The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $______ per share x ______ shares = $_______.

6.    For the property transferred, the undersigned paid $______ per share x ______ shares = $______.

7.    The amount to include in gross income is $______ [The result of the amount reported in Item 5 minus the amount reported in Item 6.]

8.    A copy of this statement was furnished to the Company for whom taxpayer rendered the services underlying the transfer of such property.

9.    This statement is executed on ___________, ____.

Signature of Spouse (if any)	Signature of Taxpayer
This election must be filed within 30 days after the date of transfer with the Internal Revenue Service Center with which Holder files his or her federal income tax returns. This filing should be made by registered or certified mail, return receipt requested. Holder must retain a copy of the completed form for his or her records, and deliver another additional copy to the Company.